UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 16, 2021

RXR Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40148	86-1258996
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 RXR Plaza Uniondale, NY	11556
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 506-6797

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

☑	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 7.01.	Regulation FD Disclosure.

On March 16, 2021, the Company issued a press release announcing the closing of the underwriters’ option to purchase an additional 4,500,000 Units (as defined below) (the “Over-allotment Option”). A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K, and the contents thereof are incorporated herein by reference.

Item 8.01.	Other Events.

On March 3, 2021, the Company consummated its initial public offering (the “IPO”) of 30,000,000 units (the “Units”). Each Unit consists of one share of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), of the Company and one-fifth of one warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one whole share of Class A Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $300,000,000. On March 3, 2021, simultaneously with the consummation of the IPO, the Company completed the private sale (the “Private Placement”) of 5,333,333 warrants (the “Private Placement Warrants”) at a purchase price of $1.50 per Private Placement Warrant, to the Company’s sponsor, RXR Acquisition Sponsor LLC generating gross proceeds to the Company of $8,000,000.

On March 16, 2021, the Company consummated the closing of the Over-Allotment Option, pursuant to which the underwriters purchased an aggregate of 4,500,000 additional Units (the “Over-Allotment Units”), which were sold at an offering price of $10.00 per Unit, generating gross proceeds to the Company of $45,000,000. On March 16, 2021, in connection with the sale of Over-Allotment Units, the Company completed a private sale of an additional 600,000 Private Placement Warrants to the Sponsor generating gross proceeds to the Company of $900,000.

A total of $345,000,000, comprised of $338,100,000 of the proceeds from the IPO, including $12,075,000 of the underwriters’ deferred discount, and $6,900,000 of the proceeds from the Private Placement, were placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee.

The Company has provided an unaudited pro forma balance sheet as of March 16, 2021, reflecting receipt of the proceeds from the sale of the Over-Allotment Units and the sale of the Private Placement Warrants on March 16, 2021, which is included in Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description
99.1	Press Release, dated March 16, 2021.
99.2	Unaudited Pro Forma Balance Sheet.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 19, 2021	RXR ACQUISITION CORP.

	By:	/s/ Jason Barnett
Name: Jason Barnett
Title: General Counsel